Exhibit 99.1
Orion Energy Systems Announces Revenues for Fiscal Year Ended March 31, 2008 that Exceed Guidance
Orion expected to post annual revenue growth of 67% for fiscal 2008, exceeding the Company’s previous estimates of 62% annual revenue growth
MANITOWOC, WI, April 22, 2008 — Orion Energy Systems, Inc. (Nasdaq: OESX) announced today that annual revenue growth for its fiscal year ended March 31, 2008 is expected to be 67%, exceeding the Company’s previous annual growth estimates of 62%. Orion will hold a conference call to discuss its financial results for its fiscal year 2008 ended March 31, 2008 for investors and analysts on Wednesday, May 14, 2008 at 4:30 p.m. Central.
“We exceeded our annual revenue guidance for fiscal 2008 due to successful execution of our long- term growth strategy. Continued demand for our core offering from our Fortune 500 clients and solid execution from our sales and implementation teams helped us to complete more Phase 1 projects in the quarter,” commented Neal Verfuerth, President and CEO of Orion. “We continue to drive our business to meet our annual objectives, and expect quarterly fluctuations driven by the long term nature of our customer engagements. Despite the current macro recessionary outlook, we are confident in the strength of our customer pipeline and in our ability to deliver solid revenue growth rates of 50% annually and increasing profits in the coming fiscal year.”
The details of the webcast and conference call are as follows:

Date:	Wednesday, May 14, 2008
Time:	4:30 p. m. Central
Domestic callers:	877-681-3374
International callers:	719-325-4943

Webcast:	http://investor.oriones.com/events.cfm
Please call or log in 15 minutes ahead of time to ensure a timely connection.
About Orion Energy Systems, Inc.
Orion Energy Systems, Inc. (Nasdaq: OESX) is a leading power technology enterprise that designs, manufactures and implements energy management systems, consisting primarily of high-performance, energy efficient lighting systems and controls and related services, for commercial and industrial customers without compromising their quantity or quality of light. For more information, visit www.oriones.com.
Orion has deployed its energy management systems in 3,300 facilities across North America. Since 2001, Orion technology has displaced over 303 megawatts, enough electricity to power more than 250,000 homes per year, saving customers $304 million, and reducing indirect CO2 emissions by 3.8 million tons.
Safe Harbor Statement
Statements in this press release regarding management’s future expectations, intentions or beliefs, including, without limitation, statements relating to the future growth and success of Orion’s business, are “forward-looking statements” intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements may generally be identified as such because the context of such statements will include words such as “believe,”

“anticipate,” “expect” or words of similar import. Similarly, statements that describe future plans, objectives or goals are also forward-looking statements. Such forward-looking statements are subject to certain risks and uncertainties including, but not limited to, the following: (i) Orion’s ability to compete in a highly competitive market and its ability to respond successfully to market competition; (ii) the market acceptance of Orion’s products and services; (iii) price fluctuations, shortages or interruptions of component supplies and raw materials used to manufacture Orion’s products; (iv) loss of one or more key customers or suppliers; (v) a reduction in the price of electricity; (vi) the cost to comply with, and the effects of, any current and future government regulations, laws and policies; (vii) increased competition from government subsidiaries and utility incentive programs; (viii) dependence on customers’ capital budgets for sales of products and services; (ix) Orion’s ability to effectively manage its anticipated growth; and (x) potential warranty claims. As a result of such risks and uncertainties, Orion’s actual results may differ materially from any future results, performance or achievements discussed in or implied by the forward-looking statements contained herein. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made herein are made only as of the date of this press release and Orion undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.
Investor Relations Contact:
Victoria Paris
FD Ashton Partners
312-553-6715
victoria.paris@fdashtonpartners.com
Media Contact
Linda Diedrich
Director Corporate Communications
920-482-1988
ljd@oes1.com